               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 18, 2000


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                             (817) 963-1234
                    (Registrant's telephone number)

Item 5.   Other Events

American Airlines, Inc. is filing herewith a press release issued on October 18, 2000 by its parent company, AMR Corporation, as
Exhibit 99.1 which is included herein. This press release was issued to report AMR's third quarter 2000 earnings.

In other matters, on October 24, 2000, American will host its biennial Analyst & Investor Conference. This conference will be accessible by the general public via a live webcast. To access this webcast, go to the Investor Information section of AMR's web site, www.amrcorp.com and click on the webcast icon (please note that the live webcast will occur between 8:30 AM, Central Daylight Time, and 3:00 PM, Central Daylight Time, on October 24,
2000). Materials related to the Analyst & Investor Conference will be posted on the Investor Information section of AMR's web site for several days following the Conference.

On the third Wednesday of January, April, July and October, AMR issues its earnings report for the preceding quarter. On that date, AMR's Chief Financial Officer conducts a telephone news conference with analysts and investors to discuss this earnings report. The conference call is accessible by the general public via a live webcast. To access this webcast, go to the Investor Information section of AMR's web site, www.amrcorp.com and click on the webcast icon (please note that the live webcast will occur at 1:00 PM, Central Time, on the dates referenced above, and will generally last one hour).


Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 18, 2000

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1


                              Contact:  Corporate Communications
                                     Fort Worth, Texas
                                     817-967-1577

FOR RELEASE: Wednesday, Oct. 18, 2000

 Editor's Note: A Live Webcast reporting third quarter earnings will
     Be broadcast on the Internet at 1 p.m. (CDT) 10/18/00.
          (Windows Media Player required for viewing.)

         AMR CORPORATION REPORTS THIRD QUARTER EARNINGS

     FORT WORTH, Texas - AMR Corporation, parent company of American Airlines, Inc., today reported third-quarter earnings of $322 million or $1.96 per common share diluted, before an extraordinary loss. This compares to net earnings of $213 million, or $1.38 per common share diluted, in the same period in 1999. After accounting for the extraordinary loss, a $9 million after-tax loss on the repurchase of $167 million of unsecured debt, AMR reported net earnings of $313 million, or $1.91 per common share diluted.
     "We're very pleased with our third-quarter performance - the second-best third quarter in our company's history and our third-best quarter ever, " said Donald J. Carty, American's chairman and CEO. "The underlying fundamentals of our business - both traffic and pricing - remained solid and combined to generate double-digit revenue growth, which more than offset the effect of the sharp increases in fuel prices."
     Carty said American has finished reconfiguring the full coach cabins on its entire domestic fleet as part of its "More Room Throughout Coach" program.
     "While difficult to yet quantify, from the reaction we're getting, it's been a big hit with customers."
     Carty also said American benefited, perhaps disproportionately, from the difficulties of a major competitor this summer.
     Carty applauded the hard work of AA's employees, who during the quarter handled record numbers of passengers in the face of ongoing air traffic control problems and weather delays.
                            --more--

AMR CORPORATION REPORTS THIRD QUARTER EARNINGS
Oct. 18, 2000
Page 2

     He said the continuing strong economy helped generate AA's top 10 busiest traffic days ever during the quarter, with a July load factor of 80.3 percent, August at 78.4 percent -- up almost six points from August 1999 -- and September, when traffic traditionally declines, at almost 70 percent.
     "Our people worked under difficult conditions - and we're proud of the many caring and creative ways they served our customers," Carty said.
     Carty said the strong economy also benefited AMR's cargo operations, which had third-quarter revenue results of $183 million, the best quarterly results in the company's history. This figure represents a year-over-year growth of 14.4 percent.
     On the cost side, Carty said American has continued to be aggressive in its fuel hedging program, which reduced the airline's costs by more than $150 million and provided a cushion against sharp price increases during the quarter. He also noted that American's continuing online sales success has reduced distribution costs and will do so further as the popularity of AA.com and other Internet-based travel sites grows.
     American's international traffic was up about 5 percent during the quarter, a reflection of the continuing strength of oneworld and the particular success of AA's immunized bilateral agreements with Swissair and Sabena over the Atlantic, as well as its alliances with Cathay Pacific, Japan Air Lines and EVA over the Pacific.
     "Our newly announced San Jose-Taipei and San Jose-Paris service will enhance our international route network and further solidify our position on the West Coast, which has improved markedly over even a year ago," Carty said. "We think linking Silicon Valley with the very important technology industries of Taiwan and opening a new European gateway for the Bay Area both represent smart strategic moves."
                            --more--

AMR CORPORATION REPORTS THIRD QUARTER EARNINGS
Oct. 18 2000
Page 3

     On the domestic front, American expanded its network by adding service to focus business travel cities like Boston, New York, the Los Angeles basin, San Jose and Austin - all locations where AA already has a strong presence. The company also announced realignments of its major hubs in Dallas/Fort Worth and Chicago aimed at improving dependability and customer service.
     American's regional partner, American Eagle, has been aggressively deploying regional jets throughout its network to strengthen American's hubs and will have an all-jet operation in Chicago O'Hare by November.
     "We clearly have strengthened both our domestic and international networks more than any other U.S. carrier this year, improving our competitive position and offering our customers broader and better choices," Carty said.

                            #   #  #


Editor's Note: AMR's Chief Financial Officer, Tom Horton, will be available to answer questions during a telephone news conference on Wednesday, Oct. 18, from 3 p.m. to 3:45 p.m. EDT. Reporters interested in joining the conference should call 817-967-1577 for details.
                                                         __
Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 1999.

             Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                            Three Months Ended September 30,  Percent
                                     2000         1999        Change
Revenues
    Passenger - American Airlines   $4,385       $  3,900       12.4
              - AMR Eagle              390            352       10.8
    Cargo                              183            160       14.4
    Other revenues                     298            283        5.3
      Total operating revenues       5,256          4,695       11.9

Expenses
  Wages, salaries and benefits       1,721          1,533       12.3
  Aircraft fuel                        648            456       42.1
  Depreciation and amortization        307            276       11.2
  Maintenance, materials and repairs   278            263        5.7
  Commissions to agents                266            314      (15.3)
  Other rentals and landing fees       250            248        0.8
  Food service                         204            196        4.1
  Aircraft rentals                     151            161       (6.2)
  Other operating expenses             859            822        4.5
      Total operating expenses       4,684          4,269        9.7
Operating Income                       572            426       34.3

Other Income (Expense)
  Interest income                       42             21         *
  Interest expense                    (119)          (108)      10.2
  Interest capitalized                  36             27       33.3
  Miscellaneous - net                   (6)            (9)     (33.3)
                                       (47)           (69)     (31.9)
Income From Continuing Operations
    Before Income Taxes and
    Extraordinary Loss                 525            357       47.1
Income tax provision                   203            144       41.0
Income From Continuing Operations
    Before Extraordinary Loss          322            213       51.2
Income From Discontinued Operations
(net of applicable income taxes
and minority interest)                   -             66         -
Income Before Extraordinary Loss       322            279       15.4
Extraordinary Loss (net of
applicable income taxes)                (9)            -          -
Net Earnings                        $  313       $    279       12.2


Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                 Three Months Ended September 30,
                                        2000         1999
Earnings Per Common Share
  Basic
    Income from Continuing Operations   $  2.14       $   1.42
    Discontinued Operations                  -            0.44
    Extraordinary Loss                    (0.06)            -
    Net Earnings                        $  2.08       $   1.86

  Diluted
    Income from Continuing Operations   $  1.96       $   1.38
    Discontinued Operations                  -            0.38
    Extraordinary Loss                    (0.05)            -
    Net Earnings                        $  1.91       $   1.76

Number of Shares Used in
Computation
  Basic                                    150             150
  Diluted                                  164             155





















*  Greater than 100%

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                             Nine Months Ended September 30, Percent
                                      2000         1999      Change
Revenues
    Passenger - American Airlines  $12,341      $10,971       12.5
              - AMR Eagle            1,096          963       13.8
    Cargo                              530          469       13.0
    Other revenues                     877          840        4.4
      Total operating revenues      14,844       13,243       12.1

Expenses
  Wages, salaries and benefits       5,012        4,561        9.9
  Aircraft fuel                      1,768        1,219       45.0
  Depreciation and amortization        889          797       11.5
  Maintenance, materials and repairs   821          743       10.5
  Commissions to agents                796          900      (11.6)
  Other rentals and landing fees       743          718        3.5
  Food service                         587          548        7.1
  Aircraft rentals                     455          483       (5.8)
  Other operating expenses           2,472        2,388        3.5
      Total operating expenses      13,543       12,357        9.6
Operating Income                     1,301          886       46.8

Other Income (Expense)
  Interest income                      108           62       74.2
  Interest expense                    (353)        (295)      19.7
  Interest capitalized                 110           89       23.6
  Miscellaneous - net                   38           15          *
                                       (97)        (129)     (24.8)
Income From Continuing Operations
    Before Income Taxes and
    Extraordinary Loss               1,204          757       59.0
Income tax provision                   472          311       51.8
Income From Continuing Operations
    Before Extraordinary Loss          732          446       64.1
Income From Discontinued Operations
(net  of applicable income taxes
and minority interest)                  43          195      (77.9)
Gain on Sale of Discontinued
Operations (net of applicable
income taxes)                            -           64          -
Income Before Extraordinary Loss       775          705        9.9
Extraordinary Loss (net of
applicable income taxes)                (9)           -          -
Net Earnings                        $  766      $   705        8.7





Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                  Nine Months Ended September 30,
                                         2000          1999
Earnings Per Common Share
  Basic
    Income from Continuing Operations  $  4.89      $   2.90
    Discontinued Operations               0.30          1.68
    Extraordinary Loss                   (0.06)          -
    Net Earnings                       $  5.13      $   4.58

  Diluted
    Income from Continuing operations  $  4.55      $   2.81
    Discontinued Operations               0.27          1.63
    Extraordinary Loss                   (0.05)          -
    Net Earnings                       $  4.77      $   4.44

Number of Shares Used in
Computation
  Basic                                    149           154
  Diluted                                  161           159


























*  Greater than 100%

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                     Three Months Ended
                                        September 30,      Percent
                                      2000        1999     Change
American Airlines
Revenue passenger miles (millions)    31,584     30,325       4.2
Available seat miles (millions)       41,418     42,245      (2.0)
Cargo ton miles (millions)               576        541       6.5
Passenger load factor                   76.3%      71.8%      4.5 pts.
Breakeven load factor                   65.4%      63.3%      2.1 pts.
Passenger revenue yield per
 passenger mile (cents)                13.88      12.86       7.9
Passenger revenue per available
 seat mile (cents)                     10.59       9.23      14.7
Cargo revenue yield per ton
 mile (cents)                          31.60      29.22       8.1
Operating expenses per available
 seat mile (cents)                     10.31       9.21      11.9
Fuel consumption (gallons,
 in millions)                            796        780       2.1
Fuel price per gallon (cents)           77.3       55.9      38.3
Fuel price per gallon, excluding
 fuel taxes (cents)                     71.7       51.0      40.6
Operating aircraft at period-end         720        701       2.7

AMR Eagle
Revenue passenger miles (millions)       998        905      10.3
Available seat miles (millions)        1,631      1,502       8.6
Passenger load factor                   61.2%      60.2%      1.0 pts.
Operating aircraft at period-end         270        268        0.7

AMR Corporation
Average Equivalent Number of
Employees
        AA Jet Operations             92,700     89,100
        Other                         14,800     14,800
           Total                     107,500    103,900

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                     Nine Months Ended
                                       September 30,       Percent
                                      2000        1999     Change
American Airlines
Revenue passenger miles (millions)    89,055     84,522       5.4
Available seat miles (millions)      121,533    120,354       1.0
Cargo ton miles (millions)             1,693      1,483      14.2
Passenger load factor                   73.3%      70.2%      3.1 pts.
Breakeven load factor                   64.9%      64.3%      0.6 pts.
Passenger revenue yield per
 passenger mile (cents)                13.86      12.98       6.8
Passenger revenue per available
 seat mile (cents)                     10.15       9.12      11.3
Cargo revenue yield per ton
mile (cents)                           31.00      31.21      (0.7)
Operating expenses per available
 seat mile (cents)                     10.17       9.38       8.4
Fuel consumption (gallons,
 in millions)                          2,285      2,212       3.3
Fuel price per gallon (cents)           73.6       52.7      39.7
Fuel price per gallon, excluding
 fuel taxes (cents)                     68.2       48.1      41.7
Operating aircraft at period-end         720        701       2.7

AMR Eagle
Revenue passenger miles (millions)     2,822      2,496      13.1
Available seat miles (millions)        4,691      4,135      13.4
Passenger load factor                   60.1%     60.4%      (0.3) pts.
Operating aircraft at period-end         270       268        0.7
